Citigroup Financial Services Conference February 1, 2006 Citigroup Financial Services Conference February 1, 2006 Exhibit 99.1

Safe Harbor
Safe Harbor
Statements in this presentation that are not purely historical are forward-looking statements (as defined in the Private Securities
Litigation Reform Act of 1995), including any statements regarding descriptions of management’s plans, objectives or goals for future operations, products or services, and forecasts of its revenues, earnings or other measures of performance.  Forward- looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties.  A number of factors – many of which are beyond AmSouth’s control – could cause actual conditions, events or results to differ materially from those described in the forward-looking statements.  Factors which could cause results to differ materially from current management expectations include, but are not limited to: the execution of AmSouth’s strategic initiatives; legislation and regulation; general economic conditions, especially in the Southeast; the performance of the stock and bond markets; changes in interest rates, yield curves and interest rate spread relationships; prepayment speeds within the loan and investment security portfolios; deposit flows; the cost of funds; cost of federal deposit insurance premiums; demand for loan products; demand for financial services; competition, including a continued consolidation in the financial services industry; changes in the quality or composition of AmSouth’s loan and investment portfolios including capital market inefficiencies that may affect the marketability and valuation of available-for-sale securities; changes in consumer spending and saving habits; technological changes; adverse changes in the financial performance and/or condition of AmSouth’s borrowers which could impact the repayment of such borrowers’ loans; changes in accounting and tax principles, policies or guidelines and in tax laws;
other economic, competitive, governmental and regulatory factors affecting AmSouth’s operations, products, services and prices; the effects of weather and natural disasters, such as hurricanes; unexpected judicial actions and developments; results of investigations, examinations, and reviews of regulatory and law enforcement authorities; the outcome of litigation, which is inherently uncertain and depends on the findings of judges and juries; the impact on AmSouth’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; specific factors mentioned in the text of this presentation; and
AmSouth’s success at managing the risks involved in the foregoing.   Forward-looking statements speak only as of the date they are made.  AmSouth does not undertake a duty to update forward- looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Presentation Topics
Presentation Topics
•
AmSouth profile
•
Strategic plan highlights
•
Well positioned for growth
–
Balance sheet strength
–
Lower risk profile
•
Growth opportunities
•
2005 financial performance

AmSouth Maintains a Leadership Position in
Attractive Markets
AmSouth Maintains a Leadership Position in
Attractive Markets
•
$9 billion Market Cap
•
$52 billion in Assets
•
684 Branches
•
1,200 ATMs
•
1.8 million Households
•
12,300 Employees

Leading Businesses in Southeast
Leading Businesses in Southeast
•
Trust assets - $27 billion
•
Annuity sales - $770 million
•
Small business lending - $3.6 billion
•
Consumer lending - $17 billion
•
Equipment leasing - $2 billion
•
Electronic banking – more than 1.2 million
registered users

Strategic Initiatives
Strategic Initiatives
•
Sustain growth in Consumer Banking
•
Continue aggressive growth in Business Banking
•
Grow Commercial Banking business with improved
credit quality
•
Double contribution from Wealth Management
•
Double Florida’s contribution
•
Emphasize sales productivity, service quality and
customer retention
•
Leverage technology across all lines of business with
increasing emphasis on Internet services

Strong Low-Cost Deposit Growth
Strong Low-Cost Deposit Growth
$20.1
$21.2
$21.4
$22.1
$23.7
$24.4
$24.2
$24.6
$15
$16
$17
$18
$19
$20
$21
$22
$23
$24
$25
1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05
Billions

Solid Business Banking Results
Solid Business Banking Results
•
24 month Business Banking growth
–
Loans - 23%
–
Deposits - 35%
•
Over 800,000 small businesses in our markets…
we currently bank 1 in 4 of these

•
24 month Commercial growth
–
Loans - 24%
–
Deposits – 44%
•
Cumulative Commercial Real Estate production
during the past 24 months - $13.0 billion
•
Strong credit quality
High Quality Commercial Banking Growth
High Quality Commercial Banking Growth

•
Well positioned with a new business model and
the right products and services
•
Strong private client household growth – 32%
since plan inception
Significant Wealth Management Opportunities…
Significant Wealth Management Opportunities…

Florida branch expansion
Florida branch expansion
•
85 branches opened since January 2002
•
225 Florida branches, most in any of our states
•
54 new Florida branches scheduled to open in 2006
•
15 month break-even
•
Leading growth market for Wealth Management,
Small Business, Commercial and Commercial Real
Estate

Florida results from branches opened in the
last four years
Florida results from branches opened in the
last four years
$136
$535
$943
$285
$894
$1,589
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2003 2004 2005
Loans   Deposits

Our balance sheet is strong and well positioned for growth

Improving Earning Asset Mix
Improving Earning Asset Mix
28.6%
26.5%
25.3%
24.3%
27.5%
27.4%
27.7%
23%
24%
25%
26%
27%
28%
29%
2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05
Investment Securities to Total Earnings Assets

Favorable Shift in Funding Mix Favorable Shift in Funding Mix Low cost deposits have grown 11.4% in the last twelve months Low Cost Deposits Other Deposits 66% 34% 68% 32% 4Q04 4Q05

Neutral Interest Rate Sensitivity Position
Neutral Interest Rate Sensitivity Position
100 Basis Point Increase in Interest Rates
$ Impact to Net Interest Income
$0
$10
$20
1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05

Loan Loss Experience
Loan Loss Experience
0.44%
0.41%
0.23%
0.21%
0.19%
0.25%
0.27%
0.20%
0.18%
0.23%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
4Q04 1Q05 2Q05 3Q05 4Q05
AmSouth     Mid Cap Peer Group
Net Charge-Off Ratio
(As Reported)
(Without $18 mm
single credit)
0.24%

Nonperforming Asset Levels Better Than Peers
Nonperforming Asset Levels Better Than Peers
0.34% 0.34%
0.27%
0.29%
0.34%
0.48%
0.41%
0.40% 0.40%
0.37%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
4Q04 1Q05 2Q05 3Q05 4Q05
AmSouth     Mid Cap Peer Group
Nonperforming Assets Ratio

Accruing Loans 90 Days Past Due
Accruing Loans 90 Days Past Due
($’s in millions)
12/31/05 9/30/05 Increase
As reported Revised* As reported From Revised
Residential First
Mortgages $53.1 $21.0 $19.7 $1.3
Total $86.1 $54.0 $52.4 $1.6
*  Revised figures exclude the Katrina past due amounts which have been deferred

We are in outstanding markets with the right products

RED = 5-year projected HH growth of 10%+
YELLOW = 5-year projected HH growth of 6.0% to 9.9%
BLUE = 5-year projected HH growth of less than 6.0%

AMSOUTH

AmSouth Market Assessment AmSouth Market Assessment

RED = 5-year projected HH growth of 10%+
YELLOW = 5-year projected HH growth of 6.0% to 9.9%
BLUE = 5-year projected HH growth of less than 6.0%

Florida – Current Operations
Florida – Current Operations
•
Loans - $9.2 billion, 27% of
total company
•
Deposits - $9.4 billion, 26% of total
company
•
Branches – 225, 33% of entire network
•
Households
–
Consumer – 29% of total company
–
Business banking – 35% of total company

Why expand further in Florida?
Why expand further in Florida?
•
Highest growth rate among top 10 most populous
states
•
Over 250,000 new jobs created last year
•
Evolving economic diversification
•
AmSouth average Florida growth – 4Q04 to 4Q05
–
Loans - $1.6 billion or 20%
–
Deposits - $1.6 billion or 21%

Strong Market Opportunities
Strong Market Opportunities
Middle TN 82 12%
East TN 88 11%
North Central AL 110 11%
MS/North LA 98 11%
Branches        Outlet Share
South AL/LA 56 7%
West TN 25 6%
West FL 75
7%
North FL 58 8%
Central FL 57 5%
Southwest FL 35 6%
-Projected HH Growth+
15%
13%
11%
9%
7%
5%
3%
0.0%            2.0%            4.0%             6.0%            8.0%             10.0%              12.0%            14.0%      16.0%

2006 Branch Expansion Plan
2006 Branch Expansion Plan
•
64 Branches – Full year 2006
–
First Quarter
13 – Florida
2 – Other high growth markets
–
Remaining quarters
41 – Florida
8 – Other high growth markets

Florida Residential Real Estate
Florida Residential Real Estate
•
49% of single family lending is in Florida
•
Home equity - $3.0 billion
–
Average FICO – 737
–
Average LTV – 75%
•
Residential first mortgage - $3.8 billion
–
Average FICO – 723
–
Average LTV – 72%

Florida Commercial Real Estate
Florida Commercial Real Estate
•
47% of commercial real estate is in Florida - $3.3 billion
•
Florida is 50% of our economic footprint
•
Diversified portfolio
–
28% single family builders - $924 million
–
23% condominium loans – $759 million
95% presold
20% nonrefundable deposits
Beachfront preference

2005 Performance Highlights
2005 Performance Highlights
4Q05 2005
• Diluted earnings per share $0.52 $2.04
• Net income $182.1 million $725.7 million
• Return on equity 20.4% 20.4%
• Net interest margin 3.37% 3.38%
• Efficiency ratio 51.7% 52.0%
• Charge-off ratio 0.44% 0.27%
• Non-performing asset ratio 0.34% 0.34%

2006 Earnings Guidance
2006 Earnings Guidance
•
2006 earnings per share range $2.11 to $2.17
•
General assumptions:
–
Stable economy
–
Moderately rising interest rate environment
–
Flat equity markets
•
Other factors:
–
Higher net interest income reflecting a relatively stable net interest margin
–
A continuation of strong core credit quality
–
Steady growth in noninterest revenues from current levels
–
Modest noninterest expense growth – low to mid-single digits

71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95
96
97 98 99
00 01 02
Outstanding Record of Dividend Growth
Outstanding Record of Dividend Growth
35 Years of Higher Dividends
Current Yield = 3.8%
Mergent’s “Dividend Achiever”
03 04 05 06

Citigroup Financial Services Conference February 1, 2006 Citigroup Financial Services Conference February 1, 2006